UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

Giga-tronics Incorporated

(Exact name of Registrant as Specified in Its Charter)

California	001-14605	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 E. Indian School Rd, Suite 540
Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 457 6667

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act: None

EXPLANATORY NOTE

As previously reported on a Current Report on Form 8-K filed by Giga-tronics Incorporated (the “Company” or “GIGA”) with the Securities Exchange Commission (the “SEC”) on September 14, 2022 (the “Original Form 8-K”), on September 8, 2022, the Company acquired 100% of the capital stock of Gresham Worldwide, Inc. (“Gresham”) from Ault Alliance, Inc. (formerly known as BitNile Holdings, Inc.) in exchange for 2,920,085 shares of the Company’s common stock and 514.8 shares of Series F Convertible Preferred Stock that are convertible into an aggregate of 3,960,043 shares of the Company’s common stock (the “Business Combination”).

This Current Report on Form 8-K/A (the “Amendment”) amends Item 9.01 of the Original Form 8-K filed by the Company to include certain the pro forma financial information required by Item 9.01 of Form 8-K, attached hereto as Exhibits 99.3, 99.4 and 99.5. The Company inadvertently failed to timely file the Amendment within the time required. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve as a result of the Company’s acquisition of Gresham.

Prior to the closing of the Business Combination, our fiscal year ended on a day in late March. Subsequent to the Business Combination, we began using Gresham’s calendar year as our fiscal year. While we were the legal acquirer in the Business Combination, because Gresham was deemed the accounting acquirer, the historical financial statements of Gresham became the historical financial statements of the combined company. As a result, for purposes of the pro formas, we are using our historical results for certain fiscal quarters based on a late March year-end and comparing it to our current fiscal quarter based on a December 31styear end.

The pro forma financial information filed within this Amendment should be read in conjunction with the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, after giving effect to the acquisition of Gresham, is attached hereto as Exhibit 99.3 and 99.4 and is incorporated herein by reference:

▪
The audited consolidated financial statements of the Company as of December 31, 2021 and 2020.
▪
The unaudited financial statements of the Company for the six months ended June 30, 2022 and 2021
▪
Unaudited Pro Forma Condensed Balance Sheets as of June 30, 2022 and unaudited Pro Forma Condensed Statements of Operations for the six-month period ended June 30, 2022
▪
Unaudited Pro Forma Condensed Balance Sheets as of December 31, 2021 and unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2021
▪
Notes to Unaudited Pro Forma Condensed Financial Statements

(d) Exhibits.

Exhibits

Exhibit No.	Description of Exhibit	Form	Date	Number	Filed
99.1	Audited consolidated financial statements of the Company as of December 31, 2021 and 2020				Filed
99.2	Unaudited financial statements of the Company for the six months ended June 30, 2022 and 2021				Filed
99.3	Unaudited pro forma condensed financial information for the six months ended June 30, 2022				Filed
99.4	Unaudited pro forma condensed financial information for the twelve months ended December 31, 2021				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGA-TRONICS INCORPORATED

Date:	October 3, 2023	By:	/s/ JONATHAN READ
Name: Jonathan Read Title: Chief Executive Officer